SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 29, 2003

ASPEN TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware	0-24786	04-2739697
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge, Massachusetts	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 949-1000

(Former name or former address, if changed since last report)

Item 7.  Exhibits

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on October 29, 2003.

Item 12.  Results of Operations and Financial Condition

                On October 29, 2003, Aspen Technology, Inc. announced its financial results for the quarter ended September 30, 2003.  The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                The information in this Form 8-K and the Exhibit attached hereto shall be deemed incorporated by reference in any registration statement previously or subsequently filed by the Company under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included or incorporated by reference into such registration statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2003	ASPEN TECHNOLOGY, INC.

	By:	/s/ Charles F. Kane
Charles F. Kane Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on October 29, 2003.